FAIR VALUE MEASUREMENT	3 Months Ended	12 Months Ended
	Mar. 31, 2026	Dec. 31, 2025
FAIR VALUE MEASUREMENT
FAIR VALUE MEASUREMENT

NOTE 5 – FAIR VALUE MEASUREMENT

The Company’s financial instruments consist of cash and cash equivalents and accounts.

The carrying value of cash and cash equivalents, restricted cash, accounts receivable, contract assets, contract liabilities and accounts payable are considered to be representative of their fair value due to the short maturity of these instruments.

NOTE 9   -   FAIR VALUE MEASUREMENT

The Company’s financial instruments consist of cash and cash equivalents, accounts payable and warrants.

The carrying value of cash and cash equivalents, restricted cash, accounts receivable, contract assets, contract liabilities and accounts payable are considered to be representative of their fair value due to the short maturity of these instruments.

Warrants Liabilities

The July 2023 warrants were classified as Level 3 financial instruments. The Company estimated the fair value of the July 2023 warrants using the Black-Scholes model at inception and on subsequent valuation dates. This model incorporates inputs such as the stock price of the Company, risk-free interest rate, volatility, and time to expiration. The volatility involves unobservable inputs classified as Level 3 of the fair value hierarchy. The assumptions used to determine the fair value of the July 2023 warrants prior to exercising are as follows:

	December 31, 2024	December 31, 2023
Time to expiration	4.49 years	4.56 years
Common stock price	$2.25	$4.05
Risk-free interest rate	4.35	3.88
Volatility	123%	116%

As of December 31, 2025 the total balance of warrants liability is 0. See Note 7.